Exhibit 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of BJ’s Wholesale Club Holdings, Inc. (the “Company”), hereby certifies, to her knowledge, that:
1.The Company’s Annual Report on Form 10-K for the fiscal year ended February 3, 2024 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 18, 2024
	By:	/s/ Laura L. Felice
Laura L. Felice
Executive Vice President, Chief Financial Officer
(Principal Financial Officer)